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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of VisiJet, Inc.(the "Company") on Form 10-KSB for the year ending December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Laurence M. Schreiber, Treasurer of the Company, certifies to the best of his knowledge, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of section
                      13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                     /S/ LAURENCE M. SCHREIBER
                                                     ---------------------------
                                                     Laurence M. Schreiber
                                                     Treasurer

                                                     April 14, 2003